UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

Interchange Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE 2006 ANNUAL MEETING AND VOTING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1 — ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE
REPORT OF THE NOMINATING, COMPENSATION AND GOVERNANCE COMMITTEE ON EXECUTIVE COMPENSATION
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION — SUMMARY TABLE
OPTION GRANTS FOR FISCAL 2005
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES
EMPLOYMENT AND SEVERANCE AGREEMENTS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
OTHER MATTERS
ADDITIONAL INFORMATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held October 17, 2006

To our Stockholders:

The 2006 Annual Meeting of Stockholders of Interchange Corporation (the “Company”) will be held at the offices of Latham & Watkins LLP at 650 Town Center Drive, 20th Floor, Costa Mesa, California 92626 on Tuesday, October 17, 2006 beginning at 10:00 a.m. PDT. At the Annual Meeting, the holders of the Company’s outstanding voting securities will act on the following matters:

(1) To elect two directors to the Board of Directors for a three-year term expiring in 2009;

(2) To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006; and

(3) To transact such other business as may properly come before the meeting.

Please note that registration will begin at 9:45 a.m. PDT, and seating will begin immediately thereafter. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. It is important that your shares be represented; therefore, even if you presently plan to attend the Annual Meeting, PLEASE COMPLETE, SIGN AND DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED. If you do attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at that time.

Very truly yours,

Heath B. Clarke
Chief Executive Officer and Chairman

August 29, 2006
Irvine, California

Your vote is very important regardless of the number of shares you own, please read the attached proxy statement carefully, and complete, sign, date and return the enclosed proxy card or voting instruction form as promptly as possible.

INTERCHANGE CORPORATION
One Technology Drive, Building G
Irvine, CA 92618

PROXY STATEMENT

The enclosed proxy is being solicited by the Board of Directors of Interchange Corporation (the “Company,” “Interchange,” “we,” “us” or “our”) for use at the 2006 Annual Meeting of Stockholders to be held on Tuesday, October 17, 2006, beginning at 10:00 a.m., PDT, at the offices of Latham & Watkins LLP at 650 Town Center Drive, 20th Floor, Costa Mesa, California 92626, and at any postponements or adjournments thereof. This Proxy Statement and the accompanying Proxy is first being mailed to our stockholders on or about September 19, 2006.

QUESTIONS AND ANSWERS ABOUT THE 2006 ANNUAL MEETING AND VOTING

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this proxy statement, including:

•	To elect two directors to the Board of Directors for a three-year term expiring in 2009;

•	To ratify the appointment of Interchange’s independent registered public accounting firm for the fiscal year ending December 31, 2006; and

•	To transact such other business as may properly come before the meeting.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on August 22, 2006, the record date for the Annual Meeting, are entitled to receive notice of and to participate in the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the Annual Meeting, or any postponements or adjournments of the Annual Meeting. A list of such stockholders will be available for examination by any stockholder at the Annual Meeting and, for any purpose germane to the Annual Meeting, at our principal business office, One Technology Drive, Building G, Irvine, California 92618, for a period of ten days prior to the Annual Meeting.

How many shares of our common stock are outstanding and what are the voting rights of the holders of those shares?

On August 22, 2006, the record date for the Annual Meeting, 9,249,445 shares of our common stock (the “Common Stock”), were outstanding. Each of the holders of the outstanding shares of our Common Stock will be entitled to one vote on each matter for each share of Common Stock held.

Who can attend the Annual Meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting, and guests may accompany each attendee. Registration will begin at 9:45 a.m., and seating will begin immediately thereafter. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license or passport. Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the Annual Meeting.

What constitutes a quorum?

The presence at the Annual Meeting of the holders of a majority of the Common Stock issued and outstanding and entitled to vote present in person or by proxy, will constitute a quorum, permitting the Annual

Meeting to conduct its business. Proxies marked “withheld” as to any director nominee or “abstain” as to a particular proposal are counted by us for purposes of determining the presence or absence of a quorum at the Annual Meeting for the transaction of business.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and attend the Annual Meeting, you may deliver your completed proxy card in person. We encourage you, however, to submit the enclosed proxy card in advance of the Annual Meeting. In addition, ballots will be available for registered stockholders to vote in person at the Annual Meeting. Stockholders who hold their shares in “street name” may vote in person at the Annual Meeting only by obtaining a proxy form from the broker or other nominee that holds their shares.

Can I vote by telephone or electronically?

If you are a registered stockholder (that is, if you hold your stock in certificate form) you may not vote by telephone or electronically since we do not have that capability. Registered stockholders must follow the instructions included with that proxy card. If your shares are held in “street name,” please check the proxy card you received from your broker or nominee or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically and what deadlines may apply to your ability to vote your shares by telephone or electronically.

Can I change my vote after I return my proxy card?

Yes. As a registered stockholder, you may change your vote at any time before the proxy is voted at the Annual Meeting by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Annual Meeting in person and request that your proxy be suspended, although attendance at the Annual Meeting will not by itself revoke a previously granted proxy. If your shares are held in “street name,” please check the proxy card you received from your broker or nominee or contact your broker or nominee to determine how to change your vote.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendation is set forth together with the description of each proposal in this proxy statement. In summary, the Board recommends a vote:

•	FOR the election of the directors as described under “Election of Directors” (see Proposal 1); and

•	FOR the proposal of the Board of Directors to ratify the appointment of Interchange’s independent registered public accountants for the fiscal year ending December 31, 2006 (see Proposal 2).

With respect to other business that may properly come before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What does it mean if I receive more than one proxy card?

If your shares are registered differently and are in more than one account, you will receive more than one proxy card. To ensure that all your shares are voted, sign and return all proxy cards.

What vote is required to approve each Proposal?

Proposal Number 1:  Pursuant to our bylaws, the two nominees with the highest number of affirmative votes of the outstanding shares present or represented by proxy and entitled to vote, shall be elected as directors to serve until the next annual meeting of shareholders and/or until their successors are duly elected and qualified. Accordingly, abstentions will have no effect in determining which directors receive the highest number of votes.

Additionally, the election of directors is a matter on which a broker or other nominee is generally empowered to vote, and therefore no broker non-votes will exist in connection with Proposal Number 1.

Proposal Number 2:  Pursuant to our bylaws, the vote of the holders of a majority of voting power held by the stockholders present in person or represented by proxy is required for approval. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the Proposal. Accordingly, an abstention will have the effect of a vote against the Proposal. Additionally, the ratification of the appointment of the independent registered public accounting firm for 2006 is a matter on which a broker or other nominee is generally empowered to vote, and therefore no broker non-votes will exist in connection with Proposal Number 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of shares of our common stock as of August 22, 2006:

•	each person (or group of affiliated persons) known by us to beneficially own more than 5% of our common stock;

•	each of our directors;

•	each named executive officer; and

•	all of our directors and executive officers as a group.

Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the Security and Exchange Commission (“ SEC”) and generally requires that such person have voting or investment power with respect to securities. In computing the number of shares beneficially owned by a person listed below and the percentage ownership of such person, shares of common stock underlying options, warrants or convertible securities held by each such person that are exercisable or convertible within 60 days of August 22, 2006 are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person.

The percentage of beneficial ownership is based on 9,249,445 shares of common stock outstanding.

Except as otherwise noted below, and subject to applicable community property laws, the persons named have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address of the following stockholders is c/o Interchange Corporation, One Technology Drive, Building G, Irvine, California 92618.

		Percentage of
		Shares
	Number of Shares	Beneficially
Name and Address of Beneficial Owner	Beneficially Held	Owned

5% Stockholders:
Frastacky Associates, Inc.(1)	520,207	5.6%
Executive Officers and Directors:
Heath B. Clarke(2)	741,491	7.7%
Stanley B. Crair(3)	57,692	0.6%
Douglas S. Norman(4)	146,281	1.6%
Norman K. Farra Jr.(5)	48,124	0.5%
Philip K. Fricke(6)	51,777	0.6%
Theodore E. Lavoie(7)	41,874	0.5%
John E. Rehfeld(8)	38,918	0.4%
All directors and executive officers as a group (7 persons)(9)	1,126,157	11.3%

(1)	Includes 83,750 shares issuable upon the exercise of warrants. Fedor Frastacky is the President and control person of Frastacky Associates, Inc. The address of Frastacky Associates, Inc. is 130 Bloor Street West, Suite 1200, Toronto, Ontario, M5S 1N5, Canada.

(2)	Includes 381,291 shares issuable upon the exercise of options that are exercisable within 60 days of August 22, 2006. Does not include 696,928 shares which are pledged as collateral for a personal loan with a third party.

(3)	Includes 55,192 shares issuable upon the exercise of options that are exercisable within 60 days of August 22, 2006.

(4)	Includes 5,000 shares issuable upon the exercise of warrants and 125,318 shares issuable upon the exercise of options that are exercisable within 60 days of August 22, 2006.

(5)	Includes 48,124 shares issuable upon the exercise of options that are exercisable within 60 days of August 22, 2006.

(6)	Includes 38,124 shares issuable upon the exercise of options that are exercisable within 60 days of August 22, 2006. Does not include 54,000 shares which were pledged as collateral for a personal loan with a third party. The pledge included the transfer of beneficial ownership of these shares during the time that the loan is outstanding. Following repayment of the loan, Mr. Fricke will once again have beneficial ownership of the shares.

(7)	Includes 38,124 shares issuable upon the exercise of options that are exercisable within 60 days of August 22, 2006.

(8)	Includes 38,918 shares issuable upon the exercise of options that are exercisable within 60 days of August 22, 2006.

(9)	Includes 5,000 shares issuable upon the exercise of warrants and 725,091 shares issuable upon the exercise of options that are exercisable within 60 days of August 22, 2006.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our Certificate of Incorporation provides for a Board of Directors comprised of not less than three nor more than seven directors and authorizes the Board of Directors to set the number of directors within that range by a majority vote from time to time. Our Certificate of Incorporation also divides our Board of Directors into three classes with staggered terms. Our number of directors is currently set at five with two directors each in Classes I and II and one director in Class III. Only Class II directors will be elected at the 2006 Annual Meeting and the Board has nominated Theodore E. Lavoie and John E. Rehfeld for election. Unless you specifically withhold authority in the attached proxy for the election of any of these directors, the persons named in the attached proxy will vote FOR the election of Theodore E. Lavoie and John E. Rehfeld. The directors will be elected to serve a three year term expiring at the annual meeting in 2009 and until his or her successor has been duly elected and qualified, or until his or her earlier resignation or removal.

Each of the nominees has consented to serve if elected. If he becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the proxy holders will vote for the substitute nominee designated by the Board. The Board of Directors has no reason to believe that any of the nominees will be unable to serve.

The following provides information regarding our nominees to the Board of Directors, his age, the year in which he first became a director of the Company, his principal occupations or employment during the past five years and any family relationship with any other director or our executive officers:

	Director
Name	Since	Age	Principal Occupation and Directorships

Theodore E. Lavoie (AC)(N)	1999	52	Chief Executive Officer of Greenline Industries, a biodiesel production equipment manufacturer, since May 2006. An independent financial consultant and a Director of Financial Executives International, San Francisco from January 2004 to May 2006. Vice President of Marsh Inc., a global risk and insurance services firm from October 2003 to January 2004. An independent financial consultant with Montgomery Financial Services, a financial services company from October 2002 to September 2003. Chief Financial Officer of eBuilt Inc., a software company, from August 1999 to May 2002.
John E. Rehfeld (LD) (NC)	2005	66	Currently the adjunct professor of marketing for the Executive MBA Program at Pepperdine University. During 2001, Chairman and Chief Executive Officer of Spruce Technologies, Inc., a DVD authoring software company. Director of ADC Telecommunication, Inc., Primal Solutions, Inc., and Island Data Corporation.

Director Continuing in Office Until 2007 (Class III):

	Director
Name	Since	Age	Principal Occupation and Directorships

Heath B. Clarke	1999	37	Our Chief Executive Officer since January 2001, and President from March 1999 to December 2000. Vice President of eCommerce for LanguageForce, Inc., a language translation software company, from 1998 to February 1999.

Director Continuing in Office Until 2008 (Class I):

	Director
Name	Since	Age	Principal Occupation and Directorships

Philip K. Fricke (A) (N)	2003	60	President of PKF Financial Consultants, Inc., a private company he founded in March 2001, which provides financial communications services and advisory services to public and private companies. Director and chairman of the audit committee of MI Developments Inc., a publicly traded real estate operating company.
Norman K. Farra Jr. (A)	2005	38	Independent contractor acting as Managing Director of Investment Banking for GunnAllen Financial Inc. since June 2001. President of Next Millennium Capital Holdings LLC, a financial advisory company from June 1999 to June 2001.

(LD)	Lead Director

(A)	Member of the Audit Committee

(AC)	Chairman of the Audit Committee

(N)	Member of the Nominating, Compensation and Governance Committee

(NC)	Chairman of the Nominating, Compensation and Governance Committee

Director Compensation

Non-employee members of the Board of Directors receive an annual retainer of $20,000 plus $1,500 for each meeting attended in person and $750 for each meeting attended telephonically. The Lead Director receives and annual retainer of $12,500. The Chairman of the Audit Committee receives an annual retainer of $10,000. The Chairman of the Nominating, Compensation and Governance Committee receives an annual retainer of $7,500. Board of Directors committee members receive $1,200 for each committee meeting attended. In addition, all members of the Board of Directors receive an annual grant of an option to purchase 15,000 shares of Interchange Corporation common stock. New members to the Board of Directors receive a grant of an option to purchase 20,000 shares of our common stock and a pro-rata amount of the regular annual grant amount of an option to purchase 15,000 shares of our common stock. One-half of each of the options granted to the member of the Board of Directors are vested at the time of the grant, and the remaining portions vest in equal monthly installments over the following twelve months.

Board Meeting Attendance

Our Board of Directors met thirteen times and acted four times by unanimous written consent during 2005. During the year, overall attendance by incumbent directors averaged 100% at Board meetings and 100% at Committee meetings.

Board Independence

The Board has determined that Messrs. Norman K. Farra Jr., Philip K. Fricke, Theodore E. Lavoie and John E. Rehfeld are “independent” within the meaning of the Nasdaq Capital Market (“Nasdaq”) director independence standards, as currently in effect. The Board further determined that Heath B. Clarke is not independent due to his position as our Chief Executive Officer.

Board Committees

Our Board of Directors has two active committees, an Audit Committee and a Nominating, Compensation and Governance Committee.

Audit Committee.  The Audit Committee is currently comprised of Mr. Theodore E. Lavoie as Chairman and Messrs. Philip K. Fricke and Norman K. Farra Jr., each of whom satisfies the Nasdaq and SEC rules for Audit Committee membership. The Audit Committee held seven meetings and acted one time by unanimous written consent during 2005. The Board of Directors has determined that Mr. Lavoie is an audit committee financial expert within the meaning of the SEC rules and satisfies the financial sophistication requirements of the Nasdaq listing standards.

The Audit Committee operates pursuant to its written charter, as well as our by-laws and applicable law. In accordance with its charter, the Audit Committee’s purpose is to assist the Board in fulfilling its oversight responsibilities to our shareholders with respect to the integrity of our financial statements and reports and financial reporting process. Specific responsibilities include:

•	reviewing and recommending to the Board approval of the Corporation’s interim and annual financial statements and management’s discussion and analysis of results of operation and financial condition related thereto;

•	being directly responsible for the appointment, compensation, retention and oversight of the work of the independent Auditor;

•	pre-approving, or establishing procedures and policies for the pre-approval of, the engagement and compensation of the external Auditor in respect of the provision of (i) all audit, audit-related, review or attest engagements required by applicable law and (ii) all non-audit services permitted to be proved by the independent Auditor;

•	reviewing the independence and quality control procedures of the independent Auditor;

•	preparing the Audit Committee report in this Proxy;

•	establishing procedures for (i) the receipt, retention and treatment of complaints received by us regarding accounting, internal controls, and auditing matters, and (ii) the confidential, anonymous submission of complaints by our employees of concerns regarding questionable accounting or auditing matters; and

•	annually reviewing its charter and recommending any amendments to the Board.

The Audit Committee is empowered to retain outside legal counsel and other experts at our expense where reasonably required to assist and advise the Audit Committee in carrying out its duties and responsibilities.

Nominating, Compensation and Governance Committee.  The Nominating, Compensation and Governance Committee is currently comprised of Mr. John E. Rehfeld as Chairman and Messrs. Theodore E. Lavoie and Philip K. Fricke, each of whom satisfies the Nasdaq and SEC rules for Nominating, Compensation and Governance Committee membership. The Nominating, Compensation and Governance Committee held two meetings during 2005.

The Nominating, Compensation and Governance Committee operates pursuant to its written charter, as well as our by-laws and applicable law. In accordance with its charter, the Nominating, Compensation and Governance Committee’s purpose is to assist the Board in discharging the Board’s responsibilities regarding:

•	the identification of qualified candidates to become Board members;

•	the selection of nominees for election as directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected);

•	the selection of candidates to fill any vacancies on the Board;

•	the compensation of the Company’s executives, including by designing (in consultation with management or the Board), recommending to the Board for approval, and evaluating the compensation plans, policies and programs of the Company;

•	producing an annual report on executive compensation for inclusion in the Company’s proxy materials in accordance with applicable rules and regulations;

•	the development and recommendation to the Board of a set of corporate governance guidelines and principles applicable to the Company (the “Corporate Governance Guidelines”); and

•	oversight of the evaluation of the board.

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

Director Nomination Process

In selecting director nominees, the Board of Directors may consider suggestions from many sources, including our stockholders. Any such director nominations, together with appropriate biographical information and qualifications, should be submitted by the stockholder(s) to Douglas S. Norman, Secretary, c/o Interchange Corporation, One Technology Drive, Building G, Irvine, California 92618. Director nominees submitted by stockholders are subject to the same review process as director nominees submitted from other sources such as other Board members or senior management.

The Board of Directors will consider a number of factors when reviewing potential director nominees. The factors which are considered by the Board include, but are not limited to the following: the candidate’s ability and willingness to commit adequate time to Board and committee matters, the fit of the candidate’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to our needs, the candidate’s personal and professional integrity, ethics and values, the candidate’s experience in corporate management, such as serving as an officer or former officer of a publicly held company, the candidate’s experience in our industry, the candidate’s experience as a board member of another publicly held company, whether the candidate would be “independent” under applicable standards, whether the candidate has practical and mature business judgment, and the candidate’s academic expertise in an area of our operations.

In identifying, evaluating and selecting future potential director nominees for election at each future annual meeting of stockholders and nominees for directors to be elected by the Board to fill vacancies and newly created directorships, the Board engages in a selection process. The Board will consider as potential director nominees candidates recommended by various sources, including any member of the Board, any of our stockholders or senior management. The Board may also hire a search firm if deemed appropriate. All potential new director nominees will be initially reviewed by the Chairman of the Board, or in the Chairman’s absence, any other member of the Board delegated to initially review director candidates. The reviewing member will make an initial determination in his or her own independent business judgment as to the qualifications and fit of such director candidates based on the criteria set forth above. If the reviewing member determines that it is appropriate to proceed, the Chief Executive Officer and at least one member of the Board will interview the prospective director candidate(s). The full Board may interview the candidates as well. The member will provide informal progress updates to the Board and will meet to consider and recommend final director candidates to the entire Board. The Board determines which candidates are nominated or elected to fill a vacancy.

Communications with the Board

Stockholders who wish to contact members of the Board may send written correspondence to the following address: Douglas S. Norman, Secretary, c/o Interchange Corporation, One Technology Drive, Building G, Irvine, California, 92618. Stockholders should provide proof of share ownership with their correspondence. It is suggested that stockholders also include contact information. All communications will be received and processed by the Secretary, and then directed to the appropriate member(s) of the Board. In general, correspondence relating to accounting, internal accounting controls or auditing matters will be referred to the Chairperson of the Audit Committee. To the extent correspondence is addressed to a specific director or requires a specific director’s attention, it will be directed to that director.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to our officers, directors and employees. Our code of business conduct and ethics, as applied to our Chief Executive Officer, senior executive officers, principal accounting officer, controller and other senior financial officers complies with the requirements of Section 406 of the Sarbanes-Oxley Act. Our code of business conduct and ethics is available on our web site at www.interchangeusa.com. In addition, a copy of the code of business conduct and ethics will be provided without charge upon request to Douglas S. Norman, Interchange Corporation, One Technology Drive, Building G, Irvine, California 92618. We intend to timely disclose any amendments to or waivers of certain provisions of our code of business conduct and ethics that apply to our Chief Executive Officer, senior executive officers, principal accounting officer, controller and other senior financial officers on our web site within five business days of such amendment or waiver or as otherwise required by the SEC or Nasdaq.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this Report by reference therein.

The Audit Committee of the Board of Directors operates pursuant to a written charter. The Committee met seven times during fiscal 2005 to fulfill its responsibilities. To ensure independence, the Audit Committee also meets separately with the Company’s independent public accountants and members of management. All members of the Audit Committee are non-employee directors and satisfy the current Nasdaq Stock Market listing standards and SEC requirements with respect to independence, financial sophistication and experience.

The role of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company’s consolidated financial statements as well as the Company’s financial reporting process, principles and internal controls. The independent auditor is responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such consolidated financial statements with generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2005, with management and the independent registered public accounting firm. These reviews included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the auditors their independence from the Company.

Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

Theodore E. Lavoie, Chairman
Norman K. Farra Jr.
Philip K. Fricke

August 22, 2006

REPORT OF THE NOMINATING, COMPENSATION AND GOVERNANCE COMMITTEE ON EXECUTIVE COMPENSATION

The following Report of the Nominating, Compensation and Governance Committee on Executive Compensation does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this Report by reference therein.

The Nominating, Compensation and Governance Committee operates under a written charter adopted by the Board of Directors on October 14, 2005. The Committee is responsible for the Company’s executive compensation philosophy and major compensation policies. The Committee also determines all aspects of the compensation paid to our executive officers including the Company’s Chief Executive Officer. The Committee met twice during fiscal 2005 to fulfill its responsibilities. All members of the Committee are non-employee directors and satisfy the current Nasdaq Stock Market listing standards and SEC requirements with respect to independence.

Compensation Philosophy and Review

The Company’s compensation philosophy for executive officers is intended to:

•	Provide compensation that will attract, retain and motivate a superior executive team;

•	Motivate our executives to achieve important performance goals; and

•	Align the interests of our executive officers with those of our stockholders.

When determining compensation levels, the Committee considers compensation levels of executives at comparably-sized public high-tech companies in California along with the financial position of the Company and the Company’s performance. The Committee has retained independent consultants to advise the Committee on compensation matters. Executive compensation consists primarily of base salary, bonus and stock option grants.

Elements of Executive Officer Compensation

Base Salary

The Committee annually reviews the base salary for all executive officers, including the Chief Executive Officer. Base salary levels for the Company’s executives are targeted to be approximately the median of base salaries paid to comparably-sized public high-tech companies located in California. The Committee believes that this strategy is representative of companies similar to Interchange. The base salaries for the Named Executive Officers for 2006 were maintained at the 2005 levels.

Bonus

The Committee annually establishes an annual target bonus for all executive officers, including the Chief Executive Officer. Bonus levels for the Company’s executives are targeted to be approximately the median of bonuses paid to comparably-sized public high-tech companies located in California. Twenty-five percent of the annual bonus is earned and paid each quarter based on targets approved by the full Board of Directors. The Committee meets quarterly to approve the pay-out of bonuses. The target bonuses for the Named Executive Officers for 2006 were maintained at the 2005 levels.

Stock Option Grants

Awards under the Company’s stock option plans are designed to encourage long-term investment in the Company, more closely align executive and stockholder interests and reward executives for enhancing stockholder value. The Committee believes stock ownership by management has been demonstrated to be beneficial to stockholders.

Under the Company’s stock option plans, the Committee may grant stock options to executives. The Committee generally grants incentive stock options within the meaning of the Internal Revenue Code. Under the terms and conditions of the plan, the Committee may, however, grant nonqualified options with an exercise price above or at the market price on the date of grant. Generally, thirty-three percent of the options granted are available for exercise at the end of one year, while the remainder of the grant is exercisable ratably quarterly over the next eight quarters. The grants are generally for a term of ten years from the date of grant.

Stock options grants for the Company’s executives are targeted to be slightly above the median of stock options grants to executives of comparably-sized public high-tech companies located in California.

Chief Executive Officer Compensation

Mr. Clarke has been Chief Executive Officer of the Company since January 2001. His base salary in 2005 was $240,000 and his annual targeted bonus was $140,000. During 2005, as a result the Company’s performance, Mr. Clarke was paid bonuses of $87,500 or 62.5% of his targeted annual bonus potential. During the 2005 fiscal year, Mr. Clarke received stock options grants to purchase 93,100 shares of Interchange common stock. The Committee considered Mr. Clarke’s percentage ownership of the Company in determining the number of stock options to grant him.

Section 162(m) Policy

Section 162(m) of the Internal Revenue Code limits the tax deductibility by a corporation of compensation in excess of $1 million paid to its Chief Executive Officer and any other of its four most highly compensated executive officers. However, compensation which qualifies as “performance-based” is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by the corporation’s stockholders.

It is the Company’s policy to qualify, to the extent reasonable, its executive officers’ compensation for deductibility under applicable tax law. However, the Company intends to retain the flexibility necessary to provide total cash compensation in line with competitive practice, the Company’s compensation philosophy, and the Company’s best interests. It therefore may from time to time pay compensation to its executive officers that may not be deductible.

John E. Rehfeld, Chairman
Philip K. Fricke
Theodore E. Lavoie

August 22, 2006

EXECUTIVE OFFICERS

Executive Officers and Key Employees

The following table sets forth, as of August 22, 2006, certain information concerning our executive officers and other key employees:

Name	Age	Position

Heath B. Clarke(1)	37	Chief Executive Officer and Chairman of the Board
Stanley B. Crair(1)	50	Chief Operating Officer and President
Douglas S. Norman(1)	42	Chief Financial Officer and Secretary
Jennifer R. Black	36	Vice President of Marketing
Peter S. Hutto	47	Vice President of Business Development and Sales
Ralph N. Kravitz	41	Vice President of Operations
John L. Siegfried	53	Vice President of Engineering
Vickie J. Young	43	Vice President of Product Management

(1)	Executive officer.

Heath B. Clarke has served as our Chairman of the Board since March 1999, as our President from March 1999 to December 2000 and as our Chief Executive Officer since January 2001. From 1998 to February 1999, Mr. Clarke was the Vice President of eCommerce for LanguageForce, Inc., a language translation software company. Prior to that time, he was a Marketing Manager for Starnet International (Canada), an Internet company. From 1995 to 1998 he held managerial positions with the Berg Group of Companies (Australia), and from 1988 to 1995 he was founder and Chief Executive Officer of Australian Fibre Packaging.

Stanley B. Crair has served as our Chief Operating Officer since July 2005 and as our President since April 2006. From 2003 to April 2005, Mr. Crair was the COO of ZeroDegrees, Inc., an Internet company that provided online social networking services to business professionals, which he co-founded. The company was purchased by IAC/InterActiveCorp in 2004 and Crair remained active in the company until April 2005. From 2001 to 2003, Mr. Crair was the principal of Technology Transformation, a consulting company he founded providing strategic consulting and interim CEO/COO services. From 1999 to 2001, Mr. Crair was president and COO for eVoice, Inc., an integrated IP telephony services company, which was purchased by America Online in 2001.

Douglas S. Norman has served as our Chief Financial Officer since February 2003 and as our Secretary since July 2003. From February 2000 through December 2002, Mr. Norman was Chief Financial Officer at Starbase Corporation, a software company that he co-founded. From 1991 through January 2000, Mr. Norman held various financial and accounting positions with Starbase Corporation. Mr. Norman received a Masters of Business Administration degree from Loyola Marymount University and a Bachelor of Science degree in Business Administration from California State University, Long Beach.

Jennifer R. Black has served as our Vice President of Marketing since April 2006. From May 2005 to April 2006, Ms. Black was the Director of Online Marketing at Autobytel, Inc., an Internet company that connects buyers and sellers of autos through a content and pricing lead system. From May 2004 to May 2005, Ms. Black was eCommerce Director at Teleflora, LLC, a provider of florist products and services. From December 1999 to March 2004, Ms. Black was Director of Online Marketing at FranklinCovey Corporation, an organizational improvement company. Ms. Black received a Bachelors of Arts degree in Business Management from the University of Utah.

Peter S. Hutto has served as our Vice President of Business Development and Sales since October 2005. From July 2005 to October 2005, Mr. Hutto was an independent contractor acting as Vice President of Development for us. From January 2003 to July 2005, Mr. Hutto was co-founder and Vice President of Business Development and Marketing for Zero Degrees, Inc., an operating unit of IAC/Interactive Corporation. From June 2002 to December 2002, Mr. Hutto was Vice President of Sales and Business Development of

Celcorp Inc. From June 2001 to December 2001, Mr. Hutto was Business Strategy and Startup Advisor to Octane Ventures. Mr. Hutto received a Bachelor of Arts degree in Political Science from the University of North Carolina, Chapel Hill.

Ralph N. Kravitz has served as our Vice President of Operations since April 2004. From December 2001 to April 2004, Mr. Kravitz served as our Director of Operations and from January 2001 to December 2001 he served as our Technical Operations Manager. Mr. Kravitz received a Bachelor of Arts degree in Business Management from California State University, Fullerton.

John L. Siegfried has served as our Vice President of Engineering since April 2006. From July 2004 to April 2006, Mr. Siegfried was COO/CIO of Future Trade Corporation, a web-based electronic stock brokerage firm. From July 2001 to July 2004, Mr. Siegfried was Vice President of eCommerce and Business Development at DHL Corporation, an international shipping and logistics company. From February 1993 to February 2001, Mr. Siegfried was Senior Vice President of Technology and Client Services at Instinet Corporation, an electronic stock brokerage firm. Mr. Siegfried received a Business Administration degree in Computer MIS from California State University, Hayward.

Vickie J. Young has served as our Vice President of Product Management since January 2006. From July 2002 to January 2006, Ms. Young was Manager of Product Management at Viacore Inc., a provider of web-based solutions for business to business supply chain automation. From January 2001 to October 2001, Ms. Young was Director of Product Management at Quest Software, a software company. Ms. Young received a Masters of Business Administration degree in Marketing and a Bachelor in Business Administration degree in Computer MIS from National University.

EXECUTIVE COMPENSATION — SUMMARY TABLE

The following table provides information regarding the compensation earned during the fiscal years ended December 31, 2005, 2004 and 2003 by our Chief Executive Officer and our two other executive officers. We refer to our Chief Executive Officer and these other executive officers as the “Named Executive Officers” in this Report.

Summary Compensation Table

		Annual		Long-Term
		Compensation		Compensation
				Securities	All Other
				Underlying	Compensation
Name and Principal Position	Year	Salary	Bonus	Options (#)	(1)

Heath B. Clarke(2)	2005	$240,000	$87,500	93,170	$—
Chief Executive Officer, Chairman	2004	$206,250	$68,700	76,500	$93,856
and Director	2003	$175,000	$52,500	112,500	$—
Stanley B. Crair (3)	2005	$97,820	$12,500	133,500	$32,737
Chief Operating Officer and President
Douglas S. Norman(4)	2005	$190,000	$34,375	55,500	$—
Chief Financial Officer and Secretary	2004	$157,750	$47,985	35,500	$4,306
	2003	$128,333	$38,535	62,500	$—

(1)	In accordance with the rules of the SEC, the other annual compensation described in this table does not include various perquisites and other personal benefits received by a Named Executive Officer that do not exceed the lesser of $50,000 or 10% of such officer’s salary and bonus disclosed in this table.

(2)	In January 2004, Mr. Clarke received 46,928 shares of our common stock valued at $93,856 for previously deferred salaries and bonuses.

(3)	Mr. Crair joined us on July 6, 2005 and we paid him his salary from that date. During 2005, Mr. Crair received other compensation of $2,350 for car allowance and $30,387 for relocation.

(4)	Mr. Norman joined us on February 3, 2003 and we paid him his salary from that date. During the 2003 fiscal year, Mr. Norman elected to defer $4,306 of his salary and convert it into 2,153 shares of our common stock that were issued in January 2004.

OPTION GRANTS FOR FISCAL 2005

The following table provides information regarding stock options that we granted to the Named Executive Officers during the fiscal year ended December 31, 2005. All options were granted at the fair market value of our common stock on the date of grant, as determined by our board of directors. Each option represents the right to purchase one share of our common stock. Generally, none of the shares subject to options are vested at the time of grant and 25% of the shares subject to such option grants vest on the date which is nine months from the date of grant. The remainder of the shares vest in equal monthly installments over the 27 months thereafter.

	Individual Grants
	Number of	Percent of
	Securities	Total Options
	Underlying	Granted to	Exercise or
	Options	Employees in	Base Price	Expiration
Name	Granted	Fiscal Year(1)	per Share	Date

Heath B. Clarke	38,900	5.4%	$16.59	1/14/2015
	12,000	1.7%	$5.53	5/18/2015
	15,000	2.1%	$9.90	6/3/2015
	27,270	3.8%	$6.79	11/15/2015
Stanley B. Crair	118,000	16.4%	$7.75	7/6/2015
	15,500	2.2%	$6.29	8/12/2015
Douglas S. Norman	15,750	2.2%	$15.08	1/14/2015
	10,000	1.4%	$5.03	5/18/2015
	29,750	4.1%	$6.17	11/15/2015

(1)	Based on 718,814 options granted to employees, including executive officers, during the fiscal year ended December 31, 2005 under our Equity Incentive Plans.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
YEAR END OPTION VALUES

The following table sets forth the number of shares of common stock subject to exercisable and unexercisable stock options held as of December 31, 2005 by each of the Named Executive Officers. The value of unexercised in-the-money options at December 31, 2005 is calculated based on the closing price of $5.53 per share of our common stock as reported by the Nasdaq Capital Market, less the per share exercise price, multiplied by the number of shares issuable upon exercise of the options, without taking into account any taxes that may be payable in connection with the option exercise.

			Number of
			Securities Underlying		Value of Unexercised
	Shares	Value	Unexercised Options		In-the-Money Options
	Acquired on	Realized	at December 31, 2005		at December 31, 2005
Name	Exercise (#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Heath B. Clarke	—	—	336,104	82,315	$776,709	$89,797
Stanley B. Crair	—	—	—	133,500	$—	$—
Douglas S. Norman	—	—	95,609	57,891	$282,756	$59,309

EMPLOYMENT AND SEVERANCE AGREEMENTS

Employment Agreement with Heath B. Clarke

We entered into an employment agreement with Heath B. Clarke, our Chairman and Chief Executive Officer, on January 2, 2003. The employment agreement has a term of two years and automatically renews for additional one year terms unless either party terminates it with at least 30 days notice to the other party.

If we terminate Mr. Clarke’s employment agreement without cause, or if Mr. Clarke terminates the agreement with good reason, each as defined in the agreement, we are obligated to pay Mr. Clarke: (i) his annual salary and other benefits earned prior to termination, (ii) the greater of his annual salary for the remaining term of the agreement or his annual salary payable over one year, (iii) the average of all bonuses earned by Mr. Clarke during the term of the agreement, payable in accordance with our standard bonus payment practices or immediately if and to the extent such bonus will be used by Mr. Clarke to exercise his stock options, (iv) benefits for 12 months following the date of termination, and (v) the right for 12 months from the date of termination to exercise all vested options granted to him prior to that time; provided that in the event the termination occurs within 120 days of the execution of an agreement which results in a change of control, as described below, vesting of all options will be accelerated and in the event the termination occurs outside of such 120 day period, all unvested options that would have vested had Mr. Clarke’s employment agreement remained in force through the end of the initial term will be fully vested immediately prior to such termination.

Employment and Severance Agreements with Stanley B. Crair

We entered into an employment agreement with Stanley B. Crair, our Chief Operating Officer, on July 6, 2005. The employment agreement has a term of one year and automatically renews for additional one year terms unless either party terminates it with at least 30 days notice to the other party.

If we terminate Mr. Crair’s employment agreement without cause, or if Mr. Crair terminates the agreement with good reason, each as defined in the agreement, we are obligated to pay Mr. Crair: (i) his annual salary and other benefits earned prior to termination, (ii) the greater of his annual salary for the remaining term of the agreement or his annual salary payable over one year, (iii) the average of all bonuses earned by Mr. Crair during the term of the agreement, payable in accordance with our standard bonus payment practices or immediately if and to the extent such bonus will be used by Mr. Crair to exercise his stock options, (iv) benefits for 12 months following the date of termination, and (v) the right for 12 months from the date of termination to exercise all vested options granted to him prior to that time; provided that in the event the termination occurs within 120 days of the execution of an agreement which results in a change of control, as described below, vesting of all options will be accelerated and in the event the termination occurs outside of such 120 day period, all unvested options that would have vested had Mr. Crair’s employment agreement remained in force through the end of the initial term will be fully vested immediately prior to such termination.

Employment Agreement with Douglas S. Norman

We entered into an employment agreement with Douglas S. Norman, our Chief Financial Officer and Secretary, on February 3, 2003. The employment agreement has a term of two years and automatically renews for additional one year terms unless either party terminates it with at least 30 days notice to the other party.

If we terminate Mr. Norman’s employment agreement without cause, or if Mr. Norman terminates the agreement with good reason, each as defined in the agreement, we are obligated to pay Mr. Norman: (i) his annual salary and other benefits earned prior to termination, (ii) the greater of his annual salary for the remaining term of the agreement or his annual salary payable over one year, (iii) an amount equal to 30% of his then current annual salary, payable in accordance with our standard bonus payment practices or immediately if and to the extent such bonus will be used by Mr. Norman to exercise his stock options, (iv) benefits for 12 months following the date of termination, and (v) the right for 12 months from the date of termination to exercise all vested options granted to him prior to that time; provided that in the event the termination occurs within 120 days of the execution of an agreement which results in a change of control, as described below, vesting of all options will be accelerated and in the event the termination occurs outside of such 120 day period, all unvested options that would have vested had Mr. Norman’s employment agreement remained in force through the end of the initial term will be fully vested immediately prior to such termination.

Each of the employment agreements discussed above provide for the immediate vesting of stock options granted pursuant thereto upon (i) a change in control of us or (ii) a termination of the executive’s employment without cause or for good reason within 120 days prior to the execution and delivery of an agreement which results in a change in control. Additionally, a change in control constitutes “good reason” under the terms of each of the agreements, thus permitting each of Messrs. Clarke, Crair and Norman to terminate his respective employment and receive the severance benefits discussed above. Under the terms of each employment agreement, a change in control is deemed to have occurred if, as a result of a tender offer, other acquisition, merger, consolidation or sale or transfer of assets, any person(s) (as used in Sections 13(d) or 14(d) of the Securities Exchange Act of 1934) becomes the beneficial owner (as defined in regulations promulgated under the Exchange Act) of a total of fifty percent (50%) or more of either our outstanding common stock or our assets; provided, however, that a change of control is not deemed to have occurred if a person who beneficially owned fifty percent (50%) or more of our common stock as of the effective date of the respective employment agreement continued to do so during the term the employment agreement.

The employment agreements with Messrs. Clarke, Crair and Norman also contain standard confidentiality provisions that apply indefinitely and non-solicitation provisions that will apply during the term of the employment agreements and for a 12-month period thereafter.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

From August 2001 through January 2003, we issued seven convertible secured promissory notes to Frastacky Associates, Inc. in an aggregate amount of $1.3 million. The notes bore interest at a rate of 10% per annum and could have been converted into shares of our common stock at a rate of $2.00 per share at any time prior to the payment in full of the notes. In addition, we entered into a security agreement with Frastacky Associates granting a security interest in substantially all assets currently owned by us to secure payment of the notes.

In April 2004, both parties agreed to further extend the maturity date of the seven outstanding notes to the earliest of (i) one day before the first maturity date of any outstanding convertible secured debentures that bear interest at a rate of 8% per annum, (ii) ten business days after we complete an initial public offering of our common stock, or (iii) December 31, 2004. During October 2004, we repaid the full outstanding principal amount of our convertible secured promissory notes of $1.3 million and the accrued interested of $176,058 to Frastacky Associates, Inc.

In July 2003, our Board of Directors approved the issuance of a total of 100,000 shares of our common stock to five of our employees, including three of our named executive officers, for previously deferred salaries and bonuses of $200,000 in the aggregate, which as of December 31, 2003 was recorded as accrued compensation. The number of shares issued and dollar values for previously deferred salaries and bonuses for each employee are listed below. We issued the common stock in January 2004.

	Number of	Dollar
	Shares	Value

Heath B. Clarke	46,928	$93,856
Ralph N. Kravitz	20,419	$40,837
Michael A. Sawtell	20,000	$40,000
William F. Bertovich	10,500	$21,000
Douglas S. Norman	2,153	$4,306

In November 2003, as part of the private placement of convertible secured debentures, Douglas S. Norman, our Chief Financial Officer, purchased $25,000 of convertible secured debentures from us for $25,000 cash. As part of Mr. Norman’s purchase, he received warrants to purchase 5,000 shares of our common stock that are exercisable at $3.75 per share and expire on November 11, 2008. The estimated fair value of these warrants was approximately $774. The terms of the transaction between Mr. Norman and us are identical to the terms of transaction between all other convertible secured debenture holders and us. In November 2004, Mr. Norman converted $25,000 of convertible secured debentures into 7,462 shares of our common stock and received a cash payment of $1,929 for accrued interest.

In October 2004, 1,069 shares of our Series C preferred stock held by Mr. Norman were converted into 1,101 shares of our common stock as a result of our initial public offering.

In October 2004, 22,500 shares of our Series B preferred stock held by Philip K. Fricke, a member of our Board of Directors were converted into 33,904 shares of our common stock as a result of our initial public offering.

In October 2004, 37,500 shares of our Series A preferred stock, 15,625 shares of our Series B preferred stock and 87,500 shares of our Series C preferred stock held by Frastacky Associates, Inc. were converted into 45,120, 23,543 and 90,125 shares of our common stock, respectively, as a result of our initial public offering.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of equity securities of our common stock. Theses people are required by SEC regulations to furnish us with copies of all such reports they file. To our knowledge, based solely on our review of the copies of such reports furnished to us and written representations from certain insiders that no other report were required, our insiders have complied with all applicable Section 16(a) filing requirements.

PROPOSAL 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Upon the recommendation of the Audit Committee, the Board has selected Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006. Haskell & White LLP served as our independent registered public accounting for the fiscal years ending December 31, 2005, 2004 and 2003. A representative of Haskell & White LLP is expected to be present at the Annual Meeting and given the opportunity to make a statement if he or she desires and to respond to any appropriate questions.

Although it is not required to do so, the Board of Directors is submitting the appointment of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting in order to ascertain the view of the stockholders regarding such appointment. In the event ratification of this appointment of independent registered public accounting firm is not approved by a majority of the shares of common stock voting thereon, the Board of Directors will review its future appointment of auditors.

The Board of Directors recommends a vote FOR ratification of the appointment of Haskell & White LLP as our independent registered public accounting firm for fiscal year ending December 31, 2006.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table sets forth the aggregate fees for professional audit services rendered by Haskell & White LLP for audit of our annual financial statements for the years ended December 31, 2005 and 2004, and fees billed for other services provided by Haskell & White LLP for the years ended December 31, 2005 and 2004:

	Year Ended December 31,
	2005	2004

Audit Fees	$133,665	$86,775
Audit-Related Fees	35,600	2,500
Tax Fees	21,150	16,875
All Other Fees	19,910	139,433

Total Fees Paid	$210,315	$245,583

Audit Fees

The aggregate fees for the annual audit of our financial statements and review of our quarterly financial statements.

Audit-Related Fees

The aggregate fees for the auditor’s consent for use of our audited financial statements in our SB-2, S-3 and S-8 registration statements.

Tax Fees

The aggregate fees for tax preparation, tax advice and tax planning.

All Other Fees

The aggregate fees for services related to our acquisitions.

Our audit committee pre-approves all services provided by Haskell & White LLP.

OTHER MATTERS

The Board of Directors knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, the persons named in the enclosed proxy will have the discretion to vote on such matters in accordance with their best judgment.

This proxy statement and the accompanying proxy card, together with a copy of our 2005 Annual Report, is being mailed to our stockholders on or about September 19, 2006. You may also obtain a complete copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, with all Exhibits filed therewith, from the Securities and Exchange Commission’s web site at www.sec.gov under EDGAR filings. We will provide to you a copy of its Form 10-KSB by writing us at One Technology Drive, Building G, Irvine, California, 92618. Exhibits filed with our Form 10-KSB will be provided upon written request, in the same manner noted above, at a nominal per page charge.

ADDITIONAL INFORMATION

Stockholder Proposals for the 2007 Annual Meeting.  Under Rule 14a-8 of the Exchange Act, any stockholder desiring to include a proposal in our proxy statement with respect to the 2007 Annual Meeting should arrange for such proposal to be delivered to us at our principal place of business no later than February 26, 2007, in order to be considered for inclusion in our proxy statement relating to such Annual Meeting. Matters pertaining to such proposals, including the number and length thereof, and the eligibility of persons entitled to have such proposals included, are regulated by the Exchange Act, the Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

In addition, pursuant to our Bylaws, in order for business to be properly brought before the 2007 Annual Meeting by stockholders, including the nomination of a director, stockholders must submit a notice of the proposal to us between April 13, 2007 and May 13, 2007, or else it will be considered untimely and ineligible to be properly brought before the meeting. However, if our 2007 Annual Meeting of Stockholders is not held between July 12, 2007 and October 20, 2007, under our Bylaws, this notice must be provided not earlier than the one hundred twentieth day prior to the 2007 Annual Meeting of Stockholders and not later than the close of business on the later of (a) the nineteenth day prior to the 2007 Annual Meeting or (b) the tenth day following the date on which public announcement of the date of such 2007 Annual Meeting is first made us.

All such proposals and notices should be directed to Douglas S. Norman, Secretary, c/o Interchange Corporation, One Technology Drive, Building G, Irvine, California, 92618.

Proxy Solicitation Costs.  The proxies being solicited hereby are being solicited by us. The cost of soliciting proxies in the enclosed form will be borne by us. Our officers and regular employees may, without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

The required financial information included in our Annual Report on Form 10-KSB which is being mailed to each stockholder with this Proxy Statement, is hereby incorporated by reference.

By Order of the Board of Directors

Douglas S. Norman
Chief Financial Officer and Secretary

August 29, 2006

PROXY
INTERCHANGE CORPORATION
One Technology Drive, Building G
Irvine, California 92618
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
INTERCHANGE CORPORATION
The undersigned hereby appoints Douglas S. Norman and Heath B. Clarke, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all the shares of INTERCHANGE COPRPORATION which the undersigned is entitled to vote at the 2006 Annual Meeting of Stockholders to be held at the offices of Latham & Watkins LLP at 650 Town Center Drive, 20th Floor, Costa Mesa, California, 92626, on October 17, 2006, at 10:00 a.m. PDT, and at any and all adjournments or postponements thereof, as follows:

▼ DETACH PROXY CARD HERE ▼
Please Detach Here
 Your Must Detach This Portion of the Proxy Card
▼ Before Returning it in the Enclosed Envelope ▼

1. ELECTION OF DIRECTORS
	☐	FOR all nominees listed below (except as indicated to the contrary below).	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

Theodore E. Lavoie John E. Rehfeld
(INSTRUCTIONS: To withhold authority to vote for any nominee, print that nominee’s name in the space provided below.)

2.	Proposal to ratify appointment of independent registered public accounting firm.

☐	FOR	☐	AGAINST	☐	ABSTAIN
This Proxy when properly executed will be voted in the manner directed above. If no direction is given, this proxy will be voted FOR the election of the nominees listed above and FOR proposal number 2.

☐	MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

☐	I (WE) PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS.
This Proxy confers discretionary authority to vote on any other matters as may properly come before the meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement (with all enclosures and attachments) dated                     , 2006.
IMPORTANT—PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY

Dated:		, 2006

Signature

Signature If held jointly
Please date this Proxy and sign it exactly as your name or names appear hereon. When shares are held by two or more persons, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held by a corporation, please sign in full corporate name by the President or other authorized officer. If shares are held by a partnership name by an authorized person.
Please mark, sign, date and return this Proxy promptly using the enclosed envelope. If your address is incorrectly shown, please print changes.
Please Detach Here
▼ You Must Detach This Portion of the Proxy Card ▼
Before Returning it in the Enclosed Envelope